UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05984

The New Ireland Fund, Inc.

(Exact name of registrant as specified in charter)

BNY Mellon Investment Servicing (US) Inc.

One Boston Place, 34th Floor

Boston, MA 02108

(Address of principal executive offices) (Zip code)

BNY Mellon Investment Servicing (US) Inc.

One Boston Place, 34th Floor

Boston, MA 02108

(Name and address of agent for service)

Registrant’s telephone number, including area code: 508 871 8500

Date of fiscal year end: October 31

Date of reporting period: April 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Cover Photograph – The Rock of Cashel, Co. Tipperary

Provided courtesy of Tourism Ireland

Letter to Shareholders

Dear Shareholder,

Introduction

Although Ireland has taken most of the actions required by the IMF, the European Commission and the European Central Bank (the “Troika”) to improve its economic position, it still has some way to go in order to achieve the growth rate it needs to restore its economy to close to where it was before the crisis began. The current economic problems in Greece, Spain, Portugal and Italy continue to impact on the Euro, as is evident by the fall in its value against the U.S. Dollar in recent weeks and this has not been helpful to the New Ireland Fund itself, which is a U.S. company with its assets invested mainly in Irish securities. However, having said this, the belief is that Ireland will recover ahead of the countries mentioned above, even if it will take another couple of years.

As discussed below, there has been a marginal improvement in Ireland’s unemployment figures and while exports continue to grow, the banking sector continues to have significant challenges such as the inability of a large percentage of householders to service their mortgage debt. However, despite such problems, the country continues to attract foreign investment, particularly from the United States and this is seen as a very positive factor in helping the recovery.

Even though since the end of April, there has been a significant pull back in the stock markets throughout the World, over the most recent fiscal quarter, the Fund has performed well with its Net Asset Value (“NAV”) increasing by 10.3% as compared to the increase of 9.5% of the Irish Stock Market Index (“ISEQ”), in U.S. dollar terms.* Over the fiscal six months the increase in NAV was also 10.3% as compared to the increase of 13.7% of the ISEQ.

As recently announced, the Fund is currently conducting a tender offer under which it will be repurchasing up to 15% of the Fund’s outstanding shares on or about June 13, 2012 with, subject to two conditions, a further possible tender for 5% of the Fund’s shares in the second calendar quarter of next year. The tender offer is part of the Fund’s ongoing process of reviewing actions that might be taken to enhance shareholder value and to address the discount at which shares have tended to trade.

Performance

Over the most recent fiscal quarter, the Fund’s NAV increased by 10.3% as compared to the ISEQ, which returned 9.5% over the period. For the first six months of the fiscal year, the Fund’s NAV increased by 10.3% as compared to an increase of 13.7% in the ISEQ over the same period.

Over the last 3 and 12 month periods, the ISEQ strongly outperformed the European Index—the Euro Stoxx 50 – by 12% and 25% respectively and although, over the most recent quarter, the ISEQ also outperformed the S&P 500 by 2.4%, it was 7.2% behind it over the last 12 months. In addition, over the last three months, currency movements were slightly positive for the Fund with the US dollar weakening by less than 1%, versus the Euro, although the dollar strengthened by almost 12% over the twelve month period.

* All returns are quoted in U.S. Dollars unless otherwise stated

The ISEQ fell by 0.9% in April recording its first monthly loss since September 2011. Over the quarter, small capitalization stocks performed strongly with the small cap sector, in aggregate, recording gains of 20%. The food sector was also a good performer with Kerry, Glanbia and Origin all performing strongly, while large cyclical and industrial names such as CRH, Smurfit Kappa and Ryanair underperformed over the quarter.

The Fund continued to implement the Share Repurchase Program and over the first six months of the current fiscal year, the Fund repurchased and retired 227,750 shares at a cost of $1.7 million. These repurchases represent a reduction of 3.56% of the shares outstanding at October 31, 2011, and they positively impacted the Fund’s NAV by 4 cents per share.

Irish Economic Review

Full year data for Ireland’s GDP was released in March, and showed that the economy grew in 2011, for the first time since 2007, at a rate of 0.7%. However, the fourth quarter of 2011 showed a small decline (0.2%) as compared to a more substantial decline of 1.1% in the third quarter so, overall, the Irish economy was technically in recession for the second half of last year.

In general terms, forecasters have again become more cautious about the outturn for 2012, although the downgrades have generally been fairly modest. The Central Bank of Ireland (CBI) continues to forecast GDP growth of just 0.5%, and the private sector consensus forecast has also fallen to the same level, from its previous level of 0.7%. Both the Central Bank and the consensus forecast expect a significant improvement in 2013, with forecasts of 2.1% and 1.8% respectively.

The export sector is the driver behind the forecast growth and the CBI estimates that the export sector will grow by about 4% in 2012 and 5% in 2013, but domestic demand is predicted to fall again this year.

Worries about the labor market and the government debt situation weigh on the Irish consumer, and retail sales were poor in 2011, falling, in volume terms, by 1.2% for the full year. Although there was an upswing towards year end, with large increases seen in October, November and especially in December, there was a notable loss of momentum in the first few months of 2012, when retail sales fell by 4.1%, month-on-month, in January, and showed almost no recovery in February or March.

Consumer confidence has been very volatile over the last two years or more, and recent months have been no different. There was a large gain in October, followed by sharp falls in November and December and these were then followed by strong gains in January and March. Statistical anomalies seem to play a part in this and it may be best to treat this series with a degree of skepticism.

Business confidence, as measured by the Purchasing Managers Index (PMI) has generally held up quite well in recent months, despite a minor setback in April. As mentioned earlier, the manufacturing sector continues to expand, which is helping business confidence to be in better shape than the consumer sector.

There has been a steady, but mild, downward trend in the number unemployed as measured by the “live unemployment register” with the number falling from 448,000 in August, 2011 to 436,000 in April of this year. Broadly speaking, the unemployment rate has been fairly steady since late 2010, in a range from 14% to 14.5%, but has been moving downwards very slowly in the last couple of months.

The Headline rate of inflation rose fractionally during the period under review, from 2.2% in January to 2.3% in March (the April rate is not available at the time of writing). The Harmonized Index of Consumer Prices (“HICP”) -the common measure of inflation used by all EU countries – which, among other things, excludes the impact of mortgage interest rates, has been rising more rapidly, and the two measures have now almost converged. Most forecasters expect a further gentle decline in the rate of inflation over the months ahead, with the Central Bank forecasting 1.2% for 2012 Headline inflation. The private sector consensus is 1.6%.

Demand for credit from businesses and households continued to remain depressed. The annual rate of change in loans to households showed a decline of 3.9% in March, which was marginally lower than the decline observed in December. Lending for house purchases was 2.4% lower on an annual basis in March, whereas lending to the non-financial corporate sector declined by 2.2% over the same period. As the Irish economy is growing at a very moderate pace, and financial institutions continue to shrink their balance sheets, private sector credit growth is likely to continue to be weak in the near term.

The underlying budgetary outturn in 2011 was substantially better than the targets agreed with the Troika, with the deficit coming in at 9.4% of GDP vs. the target of 10.5%. However, this measure excludes the cost of bank recapitalizations, which added another 3.7% of GDP to the deficit although the targets agreed with the Troika specifically exclude bank recapitalization costs. Exchequer returns for the first four months of the year have been quite encouraging, and indicate that the deficit may again be somewhat less than forecast, although it is still very early in the year to draw firm conclusions on this front.

Equity Market Review

For the most recent quarter and the six month period, the markets generally posted positive returns, as detailed below:

	Quarter Ended April 30th, 2012		6 Months Ended April 30th, 2012
	Local Currency	U.S. $	Local Currency	U.S. $
Irish Equities (ISEQ)	+8.3%	+9.5%	+19.8%	+13.7%

US Equities (S&P 500)	+7.1%	+7.1%	+12.8%	+12.8%
US Equities (NASDAQ)	+8.5%	+8.5%	+16.0%	+16.0%
UK Equities (FTSE 100)	+2.3%	+5.2%	+5.5%	+6.1%
Japanese Equities(Topix)	+7.7%	+2.8%	+6.5%	+4.1%

Dow Jones Eurostoxx 50	-3.5%	-2.4%	-1.3%	-6.3%
German Equities (DAX)	+4.7%	+5.8%	+10.1%	+4.5%
French Equities (CAC 40)	-2.1%	-1.0%	+0.2%	-4.9%
Dutch Equities (AEX)	-1.7%	-0.6%	+2.3%	-2.9%

Note-Indices are total return

Major stock capital moves over the Quarter to April 30 (in Euro terms)

Strongest		Weakest
IFG	+38%	Elan	+0%
FBD Holdings	+24%	CRH	+1%
Kerry Group	+23%	Ryanair	+2%
Grafton Group	+23%	DCC	+4%
C&C	+21%	ICG	+4%

Highlights regarding some of the significant contributors to the Fund’s performance are detailed below:

IFG Group PLC: The main news story was its announcement during March that it was selling AnaCap Financial Partners for £70m and therefore maintaining a key focus on the group’s UK activities. The deal was seen as “transformational” and gives IFG good potential for further deals. The stock responded strongly to this news during the quarter.

FBD Holdings PLC: FBD Holdings issued a very solid update to the market at the end of April with operating profit guidance from its core underwriting business likely to be ahead of market expectations. The stock was a strong performer during the quarter benefiting from attractive valuations and reassuring fundamentals.

Kerry Group PLC: Although there was no specific news or announcements from Kerry Group during the quarter the stock performed strongly as did many other more defensively positioned food manufacturing names. The market awaits the release of its management guidance report in May, which is expected to be positive.

CRH PLC: The main news during the quarter was the announcement by CRH that it was selling its 49% stake in Portuguese cement manufacturer Secil for €574m. The deal will have a significant impact on CRH’s balance sheet via the additional cash and adds to its firepower for further acquisition activity. The stock performance was again modest over the most recent quarter, following a strong performance during the previous quarter, partly as a result of its inclusion in the FTSE 100 index.

Elan Corp PLC: Elan released its first quarter sales figures on April 26. The company’s results were in line with market expectations and reassuring with sales up 16.7%, EBITDA up 31% and sales of its key drug Tysabri up 14.2% globally. The stock price treaded water during the quarter following its exceptional performance over the previous 12 months.

Market Outlook

The outlook for Ireland’s economy and stock market continues to remain positive. Domestically, the economy continues to have many challenges but the macro management of the economy to this point has been very successful and should continue on that path. Ireland is increasingly being lauded as the “model student” within the Euro area, not least from a reform perspective. While Ireland continues to successfully battle through domestic headwinds, the external environment remains challenging, with the broader Euro Zone crisis the particular challenge. We maintain the view that the Euro Zone crisis is most likely to “muddle along” as it has done over the past couple of years. We believe that any eventual solution will have the European Central bank at the core.

Over recent quarters, it is worth noting that, at times of stress in the markets, Ireland has been a much better relative performer. This is captured in the equity index data listed above, but it is also worth commenting that Irish sovereign bond yields have also out-performed other peripheral Euro zone bond markets such as Spain and Italy.

Focusing on more bottom-up fundamentals, we continue to actively engage with company management teams to maintain an understanding of their businesses and the fundamental outlook for their earnings. The first quarter earnings season, at an overall level, was in line with or exceeded expectations with positive guidance maintained for 2012. The vast majority of Irish companies continue to be well managed and attractively valued.

We continue to maintain a strong underweight to the domestic banking sector and instead focus on companies with an International exposure rather than domestic. We see attractive opportunities in sectors such as food and resources. The Fund remains invested in names with strong franchises, management teams and balance sheets with attractive dividend yields.

Sincerely,

Peter J. Hooper	Sean Hankshaw
Chairman	President
June 18, 2012	June 18, 2012

Investment Summary (unaudited)

Total Return (%)

	Market Value (a)		Net Asset Value (a)
	Cumulative	Average Annual (b)	Cumulative	Average Annual (b)
Six Months	7.27	7.27	10.26	10.26
One Year	-3.05	-3.05	-3.55	-3.55
Three Year	63.70	17.86	48.69	14.14
Five Year	-54.62	-14.62	-48.38	-12.39
Ten Year	79.88	6.05	70.16	5.46

Per Share Information and Returns

	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	Six Months Ended April 30, 2012
Net Asset Value ($)	11.04	16.29	20.74	24.36	32.55	30.95	10.18	8.20	7.70	8.45	9.29
Income Dividends ($)	(0.03)	—	(0.09)	(0.03)	(0.16)	(0.24)	(0.36)	(0.33)	—	(0.06)	(0.02)
Capital Gains
Other Distributions ($)	(0.69)	—	—	—	(1.77)	(2.40)	(4.86)	(2.76)	—	—	—
Total Net Asset Value Return (%) (a)	-11.44	47.55	28.14	17.51	45.97	2.88	-58.62	26.91	-6.10	10.69	10.26

Notes

(a)	Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash Purchase Plan (“the Plan”). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the Plan, see page 22.
(b)	Periods less than one year are not annualized.

Past results are not necessarily indicative of future performance of the Fund.

Portfolio by Market Sector as of April 30, 2012

(Percentage of Net Assets)

Top 10 Holdings by Issuer as of April 30, 2012 (unaudited)

Holding	Sector	% of Net Assets
CRH PLC	Construction and Building Materials	12.03%
Kerry Group PLC, Series A	Food and Beverages	10.82%
Ryanair Holdings PLC	Transportation	9.21%
Aryzta AG	Food and Agriculture	7.00%
Paddy Power PLC	Leisure and Hotels	4.77%
Dragon Oil PLC	Energy	4.38%
Elan Corp. PLC-Sponsored ADR	Health Care Services	4.30%
Origin Enterprises PLC	Agricultural Operations	4.00%
Kingspan Group PLC	Construction and Building Materials	3.87%
Irish Continental Group PLC	Transportation	3.63%

The New Ireland Fund, Inc.

Portfolio Holdings (unaudited)

April 30, 2012	Shares	Value (U.S.) (Note A)
COMMON STOCKS (99.21%)
COMMON STOCKS OF IRISH COMPANIES (92.57%)

Agricultural Operations (4.50%)
Continental Farmer Group PLC*	765,697	$283,764
Origin Enterprises PLC	456,287	2,294,903

		2,578,667

Business Services (2.89%)
DCC PLC	65,541	1,656,873

Business Support Services (3.54%)
CPL Resources PLC	504,153	2,028,517

Construction and Building Materials (16.83%)
CRH PLC	340,350	6,898,988
Grafton Group PLC-UTS	121,708	531,589
Kingspan Group PLC	212,741	2,218,810

		9,649,387

Diversified Financial Services (5.14%)
FBD Holdings PLC	64,014	737,118
IFG Group PLC	630,393	1,259,885
TVC Holdings PLC*	815,973	950,388

		2,947,391

Energy (4.38%)
Dragon Oil PLC	266,104	2,508,043

Food and Agriculture (7.00%)
Aryzta AG*	80,820	4,011,370

Food and Beverages (15.54%)
C&C Group PLC	269,779	1,352,930
Glanbia PLC	135,184	1,027,022
Kerry Group PLC, Series A	135,691	6,202,306
Total Produce PLC	552,258	328,925

		8,911,183

Forest Products and Paper (2.72%)
Smurfit Kappa Group PLC*	185,615	1,561,983

The New Ireland Fund, Inc.

Portfolio Holdings (unaudited) (continued)

April 30, 2012	Shares	Value (U.S.) (Note A)
COMMON STOCKS (continued)

Health Care Services (7.25%)
Elan Corp. PLC-Sponsored ADR*	178,841	$2,466,217
ICON PLC-Sponsored ADR*	25,173	558,337
United Drug PLC	370,124	1,134,073

		4,158,627

Leisure and Hotels (4.77%)
Paddy Power PLC	41,889	2,733,314

Mining (2.77%)
Kenmare Resources PLC*	1,941,815	1,585,754

Transportation (15.24%)
Aer Lingus Group PLC*	526,014	678,804
Irish Continental Group PLC	102,730	2,080,326
Ryanair Holdings PLC	937,342	5,281,343
Ryanair Holdings PLC-Sponsored ADR	20,720	697,643

		8,738,116

TOTAL COMMON STOCKS OF IRISH COMPANIES (Cost $42,539,570)		53,069,225

COMMON STOCKS OF GERMAN COMPANIES (3.14%)

Information Technology (3.14%)
SAP AG	27,144	1,799,565

TOTAL COMMON STOCKS OF GERMAN COMPANIES (Cost $1,615,553)		1,799,565

COMMON STOCKS OF FRENCH COMPANIES (3.50%)

Energy (1.68%)
Total SA	20,157	962,309

Industrials (1.82%)
Schneider Electric SA	17,000	1,044,247

TOTAL COMMON STOCKS OF FRENCH COMPANIES (Cost $2,568,740)		2,006,556

TOTAL COMMON STOCKS BEFORE FOREIGN CURRENCY ON DEPOSIT (Cost $46,723,863)		$56,875,346

The New Ireland Fund, Inc.

Portfolio Holdings (unaudited) (continued)

April 30, 2012	Face Value	Value (U.S.) (Note A)
FOREIGN CURRENCY ON DEPOSIT (0.26%)
Euro	€115,304	$152,611

TOTAL FOREIGN CURRENCY ON DEPOSIT (Cost $153,060)**		152,611

TOTAL INVESTMENTS (99.47%) (Cost $46,876,923)		57,027,957
OTHER ASSETS AND LIABILITIES (0.53%)		302,417

NET ASSETS (100.00%)		$57,330,374

*	Non-income producing security.
**	Foreign currency held on deposit at JPMorgan Chase & Co.
ADR –	American Depositary Receipt traded in U.S. dollars.
UTS –	Units

The Inputs of methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. The summary of inputs used to value the Fund’s net assets as of April 30, 2012 is as follows (See Note A – Security Valuation in the Notes to Financial Statements):

	Total Value at 04/30/12	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
Investments in Securities †
Common Stocks*
Agricultural Operations	$2,578,667	$2,294,903	$283,764	$—
Business Services	1,656,873	1,656,873	—	—
Business Support Services	2,028,517	2,028,517	—	—
Construction and Building Materials	9,649,387	9,649,387	—	—
Diversified Financial Services	2,947,391	2,947,391	—	—
Energy	3,470,352	3,470,352	—	—
Food and Agriculture	4,011,370	4,011,370	—	—
Food and Beverages	8,911,183	8,911,183	—	—
Forest Products & Paper	1,561,983	1,561,983	—	—
Health Care Services	4,158,627	4,158,627	—	—
Industrials	1,044,247	1,044,247	—	—
Information Technology	1,799,565	1,799,565	—	—
Leisure and Hotels	2,733,314	2,733,314	—	—
Mining	1,585,754	1,585,754	—	—
Transportation	8,738,116	8,738,116	—	—

Total Common Stocks	$56,875,346	$56,591,582	$283,764	$—

†	Total Investments exclude Foreign Currency on Deposit.
*	See Portfolio Holdings detail for country breakout.

The Fund did not have any significant transfers in and out of Level 1 and Level 2 during the period.

The New Ireland Fund, Inc.

Statement of Assets and Liabilities (unaudited)

April 30, 2012

ASSETS:
Investments at value (Cost $46,723,863)
See accompanying schedule	U.S.$	56,875,346
Cash		121,891
Foreign currency (Cost $153,060)		152,611
Dividends receivable		381,721
Prepaid expenses		1,441
Other assets		5,915

Total Assets		57,538,925

LIABILITIES:
Payable for Fund shares redeemed		48,854
Printing fees payable		44,548
Accrued legal fees payable		39,559
Investment advisory fee payable (Note B)		30,076
Accrued audit fees payable		20,040
Custodian fees payable (Note B)		11,145
Administration fee payable (Note B)		8,335
Accrued expenses and other payables		5,994

Total Liabilities		208,551

NET ASSETS	U.S.$	57,330,374

AT APRIL 30, 2012 NET ASSETS CONSISTED OF:
Common Stock, U.S. $.01 Par Value -
Authorized 20,000,000 Shares
Issued and Outstanding 6,169,312 Shares	U.S.$	61,693
Additional Paid-in Capital		61,280,931
Undistributed Net Investment Income		69,054
Accumulated Net Realized Loss		(14,236,333)
Net Unrealized Appreciation of Securities, Foreign Currency and Net Other Assets		10,155,029

TOTAL NET ASSETS	U.S.$	57,330,374

NET ASSET VALUE PER SHARE (Applicable to 6,169,312 outstanding shares) (authorized 20,000,000 shares) (U.S. $57,330,374 ÷ 6,169,312)	U.S.$	9.29

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Operations

		For the Six Months Ended April 30, 2012 (unaudited)
INVESTMENT INCOME
Dividends		U.S. $	664,910
Less: foreign taxes withheld			(7,289)

TOTAL INVESTMENT INCOME			657,621

EXPENSES
Investment advisory fee (Note B)	$173,326
Directors’ fees and expenses	114,982
Legal fees	52,308
Administration fee (Note B)	50,001
Printing and mailing expenses	37,578
Compliance fees	33,472
Insurance premiums	27,131
Audit fees	20,040
Custodian fees (Note B)	13,458
Other	54,085

TOTAL EXPENSES			576,381

NET INVESTMENT INCOME		U.S. $	81,240

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY (NOTE D)
Realized gain/(loss) on:
Securities transactions	1,999,210
Foreign currency transactions	(162,730)

Net realized gain on investments and foreign currency during the period			1,836,480

Net change in unrealized appreciation of:
Securities	3,140,599
Foreign currency and net other assets	46,637

Net unrealized appreciation of investments and foreign currency during the period			3,187,236

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY			5,023,716

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		U.S. $	5,104,956

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Statement of Changes in Net Assets

	Six Months Ended April 30, 2012 (unaudited)		Year Ended October 31, 2011
Net investment income	U.S.$	81,240	U.S.$	84,933
Net realized gain on investments		1,836,480		437,926
Net unrealized appreciation of investments, foreign currency holdings and net other assets		3,187,236		4,703,321

Net increase in net assets resulting from operations		5,104,956		5,226,180

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income		(127,802)		(400,589)

Total distributions		(127,802)		(400,589)

CAPITAL SHARE TRANSACTIONS:
Value of 227,750 and 280,053 shares repurchased, respectively (Note F)		(1,716,856)		(2,187,501)
Value of shares issued to shareholders in connection with a stock distribution (Note E)		4,379		—

NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS		(1,712,477)		(2,187,501)

Total increase in net assets		3,264,677		2,638,090

NET ASSETS
Beginning of period		54,065,697		51,427,607

End of period (Including undistributed net investment income of $69,054 and $115,616, respectively)	U.S.$	57,330,374	U.S.$	54,065,697

See Notes to Financial Statements.

The New Ireland Fund, Inc.

Financial Highlights (For a Fund share outstanding throughout each period)

	Six Months Ended April 30, 2012 (unaudited)			Year Ended October 31,
				2011		2010		2009		2008	2007
Operating Performance:
Net Asset Value, Beginning of Year	U.S.$	8.45		$7.70		$8.20		$10.18		$30.95	$32.55

Net Investment Income/(Loss)		0.01		0.01		0.05		(0.06)		0.34	0.35
Net Realized and Unrealized Gain/(Loss) on Investments		0.82		0.76		(0.61)		1.23		(15.77)	0.69

Net Increase/(Decrease) in Net Assets Resulting from Investment Operations		0.83		0.77		(0.56)		1.17		(15.43)	1.04

Distributions to Shareholders from:
Net Investment Income		(0.02)		(0.06)		—		(0.33)		(0.36)	(0.24)
Net Realized Gains		—		—		—		(2.76)		(4.86)	(2.40)

Total from Distributions		(0.02)		(0.06)		—		(3.09)		(5.22)	(2.64)

Anti-Dilutive/(Dilutive) Impact of Capital Share Transactions		0.03	††††††	0.04	†††††	0.06	††††	(0.06	)†††	(0.12)††	0.00 †

Net Asset Value, End of Period	U.S.$	9.29		$8.45		$7.70		$8.20		$10.18	$30.95

Share Price, End of Period	U.S.$	8.14		$7.61		$6.51		$7.09		$8.95	$28.96

Total NAV Investment Return (a)		10.26	%*	10.69%		(6.10)%		26.91%		(58.62)%	2.88%

Total Market Investment Return (b)		7.27	%*	17.91%		(8.18)%		25.06%		(61.20)%	2.17%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets, End of Period (000’s)	U.S.$	57,330		$54,066		$51,428		$57,786		$50,896	$145,765
Ratio of Net Investment Income/(Loss) to Average Net Assets		0.30	%**	0.15%		0.69%		(0.87)%		1.67%	1.02%
Ratio of Operating Expenses to Average Net Assets		2.15	%**	2.22%		2.02%		2.65%		1.56%	1.31%
Portfolio Turnover Rate		13	%*	23%		11%		16%		21%	13%

(a)	Based on share net asset value and reinvestment of distribution at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
(b)	Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.
†	Amount represents $0.07 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.07 per share impact for the new shares issued as Capital Gain Stock Distribution.
††	Amount represents $0.13 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.25 per share impact for the new shares issued as Capital Gain Stock Distribution.
†††	Amount represents $0.08 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.14 per share impact for the new shares issued as Capital Gain Stock Distribution.
††††	Amount represents $0.06 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
†††††	Amount represents $0.04 per share impact for the shares repurchased by the Fund under the Share Repurchase Program.
††††††	Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program.
*	Periods less than one year are not annualized.
**	Annualized.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited)

The New Ireland Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is long-term capital appreciation through investment primarily in equity securities of Irish Companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund’s investment objective, the investment strategy now has a bias towards Ireland’s growth companies.

Under normal circumstances, the Fund will invest at least 80% of its total assets in equity and fixed income securities of Irish companies. To the extent that the balance of the Fund’s assets is not so invested, it will have the flexibility to invest the remaining assets in non-Irish companies that are listed on a recognized stock exchange. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

A. Significant Accounting Policies:

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds’ pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less are valued at amortized cost.

Fair Value Measurements: As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. Generally Accepted Accounting Principals (“GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –	unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. A summary of the levels of the Fund’s investments as of April 30, 2012 is included with the Fund’s Portfolio of Investments.

At the end of each calendar quarter, management evaluates the Level 2 and Level 3 assets and liabilities, if any, for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Dividends and Distributions to Stockholders: Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

U.S. Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

Management has analyzed the Fund’s tax positions taken on Federal income tax returns for all open tax years (October 31, 2011, 2010, 2009 and 2008), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Management reviewed the treatment of tax positions taken by the Fund, including but not limited to whether the Fund satisfies the various requirements to be treated as a regulated investment company under the Code. Although there is some uncertainty as to whether the Fund satisfies these requirements, management determined that the Fund has satisfied such requirements.

Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from FT-Interactive Data Corp. (“FT-IDC”) each day the current 4:00pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

Forward Foreign Currency Contracts: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have been terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of April 30, 2012.

Securities Transactions and Investment Income: Securities transactions are recorded based on their trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncement: In May 2011, FASB issued Accounting Standards Update No. 2011-04, Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. This update includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards. This update will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, this update will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management is currently evaluating the impact, if any, that the implementation of this update will have on the Fund’s financial statement disclosures.

B. Management Services:

The Fund has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with Kleinwort Benson Investors International Ltd. (“KBII”). Effective July 21, 2011, under the Investment Advisory Agreement, the Fund paid a monthly fee at an annualized rate equal to 0.65% of the value of the average daily

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

net assets of the Fund up to the first $50 million, 0.60% if the value of the average daily net assets of the Fund over $50 million and up to and including $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, KBII provides investor services to existing and potential shareholders.

The Fund has entered into an administration agreement (the “Administration Agreement”) with BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”). The Fund pays BNY Mellon an annual fee payable monthly. During the six months ended April 30, 2012, the Fund incurred expenses of U.S. $50,001 in administration fees to BNY Mellon.

The Fund has entered into an agreement with JPMorgan Chase & Co. to serve as custodian of the Fund’s assets. During the six months ended April 30, 2012, the Fund incurred expenses for JPMorgan Chase & Co. of U.S. $13,458.

C. Purchases and Sales of Securities:

The cost of purchases and proceeds from sales of securities for the six months ended April 30, 2012 excluding U.S. government and short-term investments, aggregated U.S. $7,411,563 and U.S. $6,848,726, respectively.

D. Components of Distributable Earnings:

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

Capital Loss Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gains	Net Unrealized Appreciation
$(13,763,909)	$115,616	$—	$4,658,889

As of October 31, 2011, the Fund had a capital loss carryforward of $13,763,909, of which $886,798 and $12,877,111 will expire on October 31, 2017, and October 31, 2018, respectively.

For federal income tax purposes, capital loss carryforwards represent net capital losses of a Fund that may be carried forward for a maximum period of eight years and applied against future net realized gains. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 was enacted to modernize several of the federal income and excise tax provisions related to regulated investment companies. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. New net capital losses (those earned in taxable years beginning after December 22, 2010) may be carried forward indefinitely and must retain the character of the original loss. Such new net capital losses generally must be used by a regulated investment company before it uses any net capital losses incurred in taxable years beginning on or before December 22, 2010. This increases the likelihood that net capital losses incurred in taxable years beginning on or before December 22, 2010 will expire unused.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation on assets and liabilities in foreign currencies on a tax basis as of April 30, 2012 were as follows:

Total Cost of Investments	Gross Unrealized Appreciation on Investments	Gross Unrealized Depreciation on Investments	Net Unrealized Appreciation on Investments	Gross Unrealized Appreciation on Foreign Currency	Net Unrealized Appreciation
$46,723,863	$13,080,152	$(2,928,669)	$10,151,483	$3,546	$10,155,029

E. Common Stock:

For the six months ended April 30, 2012, and for the year ended October 31, 2011, the Fund issued 631 shares in connection with stock distribution in the amount of $4,379.

F. Share Repurchase Program:

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

For the six months ended April 30, 2012, the Fund repurchased 227,750 (3.56% of the shares outstanding at October 31, 2011) of its shares for a total cost of $1,716,856, at an average discount of 12.69% of net asset value.

For the year ended October 31, 2011, the Fund repurchased 280,053 (4.19% of the shares outstanding at October 31, 2010 year end) of its shares for a total cost of $2,187,501, at an average discount of 11.86% of net asset value.

G. Market Concentration:

Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H. Risk Factors:

Investing in the Fund may involve certain risks including, but not limited to, those described below.

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

The New Ireland Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

I. Subsequent Event:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there was the following subsequent event:

The Fund announced a Tender Offer on May 14, 2012, for up to 15% of the Fund’s outstanding shares at a price equal to 98% of the Fund’s Net Asset value (“NAV”) per share as determined by the Fund on the next business day following the expiration of the tender offer which will be on or about June 13, 2012. After considering expenses, the Fund does not expect that the Offer to Purchase will result in accretion of the Fund’s NAV per Share and in fact, the NAV per Share may decline.

Additional Information (unaudited)

Dividend Reinvestment and Cash Purchase Plan

The Fund will distribute to shareholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) approved by the Fund’s Board of Directors (the “Directors”), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the “Plan Agent”) is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund’s common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. (“New York Stock Exchange”), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants’ account on, or shortly after, the payment date.

Additional Information (unaudited) (continued)

Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund’s common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York, 10038, telephone number (718) 921-8283.

Additional Information (unaudited) (continued)

Portfolio Information

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (1) by calling 1-800-468-6475; (2) on the Fund’s website located at http://www.newirelandfund.com; (3) on the SEC’s website at http://www.sec.gov; or (4) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475. This information is also available from the EDGAR database or the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

The New Ireland Fund, Inc.

Directors and Officers

Peter J. Hooper	–	Chairman of the Board
Sean Hawkshaw	–	Director and President
David Dempsey	–	Director
Margaret Duffy	–	Director
Denis P. Kelleher	–	Director
George G. Moore	–	Director
Lelia Long	–	Treasurer
Colleen Cummings	–	Assistant Treasurer
Vincenzo Scarduzio	–	Secretary
Salvatore Faia	–	Chief Compliance Officer

Principal Investment Adviser

Kleinwort Benson Investors

International Ltd.

One Rockefeller Plaza - 32nd Floor

New York, NY 10020

Administrator

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

Custodian

JPMorgan Chase & Co.

North America Investment Services

3 Metro Tech - 7th Floor

Brooklyn, New York 11245

Shareholder Servicing Agent

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, New York 10004

Correspondence

All correspondence should be addressed to:

The New Ireland Fund, Inc.

c/o BNY Mellon Center

One Boston Place

201 Washington Street

34th Floor

Boston, Massachusetts 02109

Telephone inquiries should be directed to:

1-800-GO-TO-IRL (1-800-468-6475)

Website address:

www.newirelandfund.com

IR-SAR 4/12

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
November 1 to November 30 2011	0	0	0	639,646
December 1 to December 31, 2011	38,147	6.9256	38,147	601,499
January 1 2012 to January 31, 2012	51,733	7.0947	51,733	549,766
February 1 20 February 29, 2012	62,870	7.6682	62,870	486,896
March 1 2012 to March 31, 2012	36,500	8.0541	36,500	450,396
April 1 2012 to April 30, 2012	38,500	8.0405	38,500	411,896
Total	227,750	7.5383	227,750

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced: February 2001
b.	The dollar amount (or share or unit amount) approved: 10% of shares outstanding as of October 31, 2011
c.	The expiration date (if any) of each plan or program: None
d.	Each plan or program that has expired during the period covered by the table: None
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases: None

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The New Ireland Fund, Inc.

By (Signature and Title)*	/s/ Sean Hawkshaw
Sean Hawkshaw, President
(principal executive officer)

Date 6/22/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sean Hawkshaw
Sean Hawkshaw, President
(principal executive officer)

Date 6/22/12

By (Signature and Title)*	/s/ Lelia Long
Lelia Long, Treasurer
(principal financial officer)

Date 6/25/12

*	Print the name and title of each signing officer under his or her signature.